                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  F O R M  8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):  July 30, 1997
                                                   -------------

                           STERLING HOUSE CORPORATION
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             (Exact name of registrant as specified in its charter)


                                     Kansas
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                 (State or other jurisdiction of incorporation)


        1-14022                                     48-1097141
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(Commission File Number)                   (IRS Employer Identification No.)


453 S. Webb Road, Suite 500, Wichita, Kansas                     67207
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(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code:          (316) 684-8300
                                                      -------------------------

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         (Former name or former address, if changed since last report)

Item 5.  Other Events

         On July 31, 1997, Sterling House Corporation (the "Company") announced that it had entered into an Agreement and Plan of Merger, dated as of July 30, 1997 (the "Merger Agreement"), with Alternative Living Services, Inc., a Delaware corporation ("ALS"), and Tango Merger Corporation, a Kansas corporation and a wholly owned subsidiary of ALS ("Merger Sub"), which provides for the merger (the "Merger") of Merger Sub with and into the Company with the Company continuing as the surviving corporation. Pursuant to the Merger Agreement, at the effective time of the Merger (the "Effective Time"), each share of Common Stock, no par value per share, of the Company ("Company Common Stock"), outstanding immediately prior to the Effective Time will be converted into the right to receive 1.1 shares of common stock, par value $0.01 per share, of ALS ("ALS Common Stock"). The Merger is subject to certain conditions, including required regulatory and shareholder approvals.

         Concurrently with the execution of the Merger Agreement, ALS and the Company entered into a Cross Option Agreement (the "Cross Option Agreement") whereby (i) ALS granted to the Company an option to purchase 2,586,303 shares of ALS Common Stock at $21.625 per share, exercisable only if the Merger Agreement becomes terminable or is terminated under circumstances which could entitle the Company to termination fees under the Merger Agreement, and (ii) the Company granted to ALS an option to purchase 1,003,344 shares of Company Common Stock at $18.25 per share, exercisable only if the Merger Agreement becomes terminable or is terminated under circumstances which would entitle ALS to termination fees under the Merger Agreement.

         In connection with the execution and delivery of the Merger Agreement,
(i) Mr. Timothy J. Buchanan, Chairman of the Board and Chief Executive Officer of the Company, entered into an employment agreement with ALS pursuant to which Mr. Buchanan will become the President of ALS at the Effective Time of the Merger, (ii) Mr. Steven L. Vick, President of the Company, entered into an employment agreement with ALS and the Company pursuant to which Mr. Vick will remain as President of the Company following the Merger and will thereafter become the Chief Operating Officer of ALS. Both employment agreements become effective only upon consummation of the Merger.

         On July 30, 1997, certain affiliates of the Company (each, a "Company Shareholder"), who collectively own approximately 46% of the outstanding shares of Company Common Stock entered into Stockholder Voting Agreements (each, a "Voting Agreement") with ALS pursuant to which each Company Shareholder appointed ALS such Company Shareholder's lawful proxy and attorney-in-fact to vote such Company Shareholder's Company Common Stock in favor of the approval of the Merger Agreement and the Merger and against any

"Third Party Transaction" (as such term is defined in the Merger Agreement). On such date, the Company entered into Voting Agreements with certain affiliates of ALS (each, an "ALS Stockholder"), who collectively own approximately 26% of the outstanding shares of ALS Common Stock, pursuant to which each ALS Stockholder appointed the Company such ALS Stockholder's lawful proxy and attorney-in-fact to vote such ALS Stockholder's ALS Common Stock in favor of the approval of the Merger Agreement and the Merger and against any Third Party Transaction.

         Copies of (i) the Merger Agreement including the exhibits thereto,
(ii) the Cross Option Agreement, (iii) Mr. Buchanan's Employment Agreement,
(iv) Mr. Vick's Employment Agreement, (v) the form of Voting Agreement between the Company and the ALS Stockholders and (vi) the form of Voting Agreement between ALS and the Company Shareholders, are filed as exhibits hereto. The foregoing descriptions are qualified in their entirety by reference to such exhibits.

         A copy of the press release issued by the Company on July 31, 1997 with respect to the Merger is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         On July 30, 1997, the Company entered into Amendment No. 1 to the Rights Agreement (the "Amendment"), between the Company and ChaseMellon Shareholder Services, L.L.C., a New Jersey limited liability company (the "Rights Agent"), which Amendment amended the Rights Agreement, dated June 25, 1997, between the Company and the Rights Agent to clarify the definition of "Acquiring Person."



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



Item 7.  Exhibits

Exhibit Number                      Description
--------------                      -----------
         2.1*                       Agreement and Plan of Merger, dated as of
                                    July 30, 1997, among ALS, Merger Sub and
                                    the Company (including the exhibits
                                    thereto).

          4.1*                      Amendment No. 1 dated July 30, 1997 to
                                    Rights Agreement, dated as of June 25,
                                    1997, between the Company and ChaseMellon
                                    Shareholder Services, L.L.C., as Rights
                                    Agent.

         99.1*                      Press Release, dated July 31, 1997.

         99.2* Cross Option Agreement, dated July 30, 1997, between the Company and ALS.

         99.3* Form of Stockholder Voting Agreement between the Company and the ALS affiliates.

         99.4*                      Form of Stockholder Voting Agreement between
                                    ALS and the Company's affiliates.

         99.5*                      Employment Agreement, dated July 30,
                                    1997, by and among Steven L. Vick, ALS and the Company.

         99.6* Employment Agreement, dated July 30, 1997, between Timothy J. Buchanan and ALS.


-----------------
*        Filed herewith by direct transmission via EDGAR.



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




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     STERLING HOUSE CORPORATION



                                     By:     /s/    STEVEN L. VICK
                                        --------------------------------------



Dated:  August 13, 1997



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


                                 EXHIBIT INDEX



Exhibit Number             Description                                                          Page
--------------             -----------                                                          ----
         2.1               Agreement and Plan of Merger, dated as of
                           July 30, 1997, among ALS, Merger Sub and the
                           Company.

         4.1               Amendment No. 1 to Rights Agreement,
                           dated July 30, 1997, between the Company and ChaseMellon Shareholder Services, L.L.C., as Rights
                           Agent.

         99.1              Press Release, dated July 31, 1997.

         99.2 Cross Option Agreement, dated July 30, 1997, between the Company and ALS.

         99.3 Form of Stockholder Voting Agreement between the Company and the ALS affiliates.

         99.4              Form of Stockholder Voting Agreement between
                           ALS and the Company's affiliates.

         99.5              Employment Agreement, dated July 30,
                           1997, by and among Steven L. Vick,
                           ALS and the Company.

         99.6              Employment Agreement, dated July 30,
                           1997, between Timothy J. Buchanan and
                           ALS.



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